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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-44150, 33-45915, 333-40883, and 333-72541) of
SPARTA, Inc. and its subsidiary of our report dated March 26, 1999 appearing on Page 27 of this Form 10-K.




PricewaterhouseCoopers
Costa Mesa, California
April 1, 1999